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                                                                    Exhibit 23.3
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 of Box Hill Systems Corp. of our report dated January 16, 1998, relating to the financial statements of Storage Dimensions, Inc. which appears on page F-50 of that registration statement.



/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
San Jose, California
July 6, 1999